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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                       -----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         --------------------------------




Date of Report (Date of earliest event reported):      September 10, 1998
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)



      New York                           No. 1-10299         13-3513936
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(State or other jurisdic-               (Commission          (IRS Employer
 tion of incorporation)                  File Number)        Identification No.)



233 Broadway, New York, New York                             10279-0003
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(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000
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Item 5.      Other Events.
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             On   September   10,   1998,    the    Registrant  and  The  Sports
Authority, Inc. ("TSA") jointly announced that they had mutually agreed to terminate the merger agreement, effective immediately, pursuant to which the Registrant would have acquired TSA in a tax-free exchange of shares. (See
Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.      Financial Statements and Exhibits.
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(c)      Exhibits
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             In   accordance   with  the   provisions  of Item 601 of Regulation
S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES
                                   ----------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                                    VENATOR GROUP, INC.
                                                    -------------------
                                                       (Registrant)



Date:  September 15, 1998                           By: /s/ Gary M. Bahler
                                                    ----------------------
                                                    Gary M. Bahler
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Secretary












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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No.in Item 601
of Regulation S-K                Description
----------------------           -----------
          99                    News Release Dated
                                September 10, 1998


















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